                                                                   EXHIBIT 10(c)
================================================================================


                                   GUARANTY



                           PENDARIES PETROLEUM LTD.
                                 ("Guarantor")



                              FOR THE BENEFIT OF



                             ULTRA RESOURCES, INC.
                                  ("Lender")



                               October __, 2000


                ______________________________________________

              CREDIT FACILITY TO SINO-AMERICAN ENERGY CORPORATION

                ______________________________________________


================================================================================

                              GUARANTY AGREEMENT
                              ------------------


          THIS GUARANTY AGREEMENT is executed this ____ day of October, 2000, by and between PENDARIES PETROLEUM LTD., a New Brunswick corporation (hereinafter referred to as the "Guarantor"), whose address for purposes hereof is 8 Greenway Plaza, Suite 910, Houston, Texas 77046, and ULTRA RESOURCES, INC., a Wyoming corporation, whose address is 16801 Greenspoint Park, Suite 370, Houston, Texas 77060 (hereinafter referred to as the "Lender").


                                 W I T N E S S E T H:
                                 -------------------

          WHEREAS, SINO-AMERICAN CORPORATION, a Texas corporation (hereinafter referred to as the "Borrower"), the Guarantor and the Lender have entered into the Credit Agreement of even date herewith (as amended, restated, or supplemented from time to time, the "Credit Agreement") pursuant to which the Lender has agreed, upon the terms and conditions set forth therein, to make Loans (as such term is defined in the Credit Agreement and so used herein) to the Borrower from time to time; and

          WHEREAS, as an inducement to the Lender to extend credit to the Borrower and in satisfaction of a condition precedent provided in the Credit Agreement, the Guarantor has agreed to execute this Guaranty Agreement in favor of the Lender;

          NOW, THEREFORE, in order to comply with the terms and conditions of the Credit Agreement and in consideration of the premises and the extension of credit by the Lender to the Borrower pursuant to the Credit Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

                                   ARTICLE 1
                                   ---------

                                 General Terms
                                 -------------

          Section 1.1  Terms Defined Above.  As used in this Guaranty Agreement,
                       -------------------
the terms "Borrower," "Credit Agreement," "Guarantor," and "Lender" shall have the meanings indicated above.

          Section 1.2  Terms Defined in Credit Agreement.  As used in this
                       ---------------------------------
Guaranty Agreement, each term defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary herein.

          Section 1.3  Additional Defined Terms.  As used in this Guaranty
                       ------------------------
Agreement, each of the following terms shall have the meaning assigned to such term below, unless the context otherwise requires:

     Guarantor Collateral shall have the meaning indicated in Section 4.1 hereof.

     Guaranty Agreement shall mean this Guaranty Agreement, as the same may be amended, supplemented, or restated from time to time in writing.

     Liabilities shall have the meaning indicated in Section 2.1 hereof.

                                   ARTICLE 2
                                   ---------

                                 The Guaranty
                                 ------------

          Section 2.1  Liabilities Guaranteed.  The Guarantor hereby
                       ----------------------
unconditionally and irrevocably guarantees the prompt payment when due, whether at maturity or upon the occurrence and continuation of an Event of Default under the Credit Agreement, of the Obligations (hereinafter referred to as the "Liabilities"). The Liabilities shall also include all Obligations which would be owed by the Borrower but for the fact that they are determined to be void, unenforceable, uncollectible, or not allowable for any reason against the Borrower, including, without limitation, under any Insolvency Proceeding of the Borrower.

          Section 2.2  Nature of Guaranty.  This is an irrevocable, absolute,
                       ------------------
complete, and continuing guaranty of payment and not a guaranty of collection, and no notice of the Liabilities or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. The Liabilities may be rearranged, increased, reduced, extended for any period, and/or renewed from time to time, or paid in full without notice to the Guarantor; and such events shall not release, discharge, or reduce the obligation of the Guarantor with respect to the Liabilities, and the Guarantor shall remain fully bound hereunder notwithstanding the occurrence of such events. In the event that the Lender must rescind or restore any payment received by such Lender in satisfaction of the Liabilities, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to the Guarantor by such Lender shall be without effect, and this Guaranty Agreement shall continue to be effective or shall be reinstated, as the case may be. It is the intention of the Borrower and the Guarantor that obligations of the Guarantor hereunder shall not be discharged except by the Guarantor's performance of such obligations and then only to the extent of such performance. This Guaranty Agreement shall not be discharged by the assignment or negotiation of all or part of the Liabilities. This Guaranty Agreement may not be revoked by the Guarantor and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving the Borrower, or after any attempted revocation by the Guarantor, all as though such payment had not been made. The Guarantor hereby expressly waives presentment, demand, notice of non-payment, notice of intent to accelerate, notice of acceleration, protest, notice of protest and dishonor, or any other notice whatsoever on any and all forms of such Liabilities, and also notice of acceptance of this Guaranty Agreement.

          Section 2.3  Lender's Rights.  The Guarantor authorizes the Lender,
                       ---------------
without notice or demand and without affecting the Guarantor's liability hereunder, to take and hold security for the payment of this Guaranty Agreement and/or any of the Liabilities, and exchange, enforce, waive, and release any such security; and to apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine; and to obtain a guaranty of the Liabilities from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit, or release any of such other Persons from their obligations under such guaranties, and the Guarantor hereby acknowledges and agrees that the obligations of all Persons to pay and satisfy the Liabilities pursuant to their respective guaranties (including the Guarantor's obligations under this Guaranty Agreement) shall be joint and several.

          Section 2.4  Guarantor's Waivers.  The Guarantor waives any right to
                       -------------------
require the Lender to (and it shall not be necessary for the Lender, in order to enforce such payment by the Guarantor to first) (a) proceed against the Borrower or any other Person liable on the Liabilities, (b) proceed against or exhaust any security given to secure the Liabilities, (c) have the Borrower joined with the Guarantor in any suit arising out of this Guaranty Agreement and/or any of the Liabilities, (d) enforce its rights against any other guarantor of the Liabilities, or (e) pursue or exhaust any other right in the Lender's power whatsoever. The Lender shall not be required to mitigate damages or take any action to reduce, collect, or enforce the Liabilities. The Guarantor waives any defense arising by reason of any disability, lack of authority or power, or other defense of the Borrower or any other guarantor of any of the Liabilities, and shall remain liable hereon regardless of whether the Borrower or any other guarantor is found not liable thereon for any reason including, without limitation, disability, bankruptcy, insolvency, reorganization, dissolution, or operation of law, even though rendering the Liabilities void or unenforceable or uncollectible as against the Borrower or any other guarantor. Prior to the payment in full of the Liabilities, (x) the Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower, and waives any benefit of any right to participate in any security now or hereafter held by the Lender, (y) the Guarantor hereby waives any obligation of the Borrower to pay, reimburse, or otherwise compensate the Guarantor for any payments the Guarantor may have to make to the Lender pursuant to this Guaranty Agreement, and (z) in addition, the Guarantor hereby waives any right or claim it now has or may hereafter have against the Borrower in connection with any payments which the Guarantor may have to make to the Lender pursuant to this Guaranty Agreement.

          Section 2.5  Maturity of Liabilities; Payment.  The Guarantor agrees
                       --------------------------------
that if the maturity of any Liabilities is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty Agreement without demand or notice to the Guarantor. The Guarantor will, forthwith upon notice from the Lender of the Borrower's failure to pay any Liabilities when due, pay to the Lender, the amount due and unpaid by the Borrower and guaranteed hereby. The failure of the Lender to give this notice shall not in any way release the Guarantor hereunder.

          Section 2.6  Lender's Expenses.  If the Guarantor fails to pay the
                       -----------------
Liabilities after notice from the Lender of the Borrower's failure to pay any Liabilities when due, and if the Lender obtains the services of an attorney for collection of amounts owing by the Guarantor hereunder, or if suit is filed to enforce this Guaranty Agreement, or if proceedings are had in any bankruptcy, probate, receivership, or other judicial proceeding for the establishment or collection of any amount owing by the Guarantor hereunder, or if any amount owing by the Guarantor hereunder is collected through such proceedings, the Guarantor agrees to pay to the Lender at its Principal Office all court costs and all reasonable attorneys' fees incurred by the Lender.

          Section 2.7  Primary Liability.  It is expressly agreed that the
                       -----------------
liability of the Guarantor for the payment of the Liabilities guaranteed hereby shall be primary and not secondary.

          Section 2.8  Subordination.  The Guarantor hereby subordinates (in
                       -------------
liquidation, dissolution, bankruptcy, reorganization, or otherwise) all sums due and owing to the Guarantor by the Borrower to all sums due and owing to the Lender by the Borrower.

          Section 2.9  Events and Circumstances Not Reducing or Discharging the
                       --------------------------------------------------------
Guarantor's Obligations.  The Guarantor hereby consents and agrees to each of
-----------------------
the following, and agrees that the Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any rights (including, without limitation, rights to notice) which the Guarantor might otherwise have as a result of or in connection with any of the following:

          (a) Modifications, etc.  Any renewal, extension, modification,
              ------------------
     alteration, or rearrangement of all or any part of the Liabilities, the Loan Documents, or any instrument executed in connection therewith, or any contract or understanding between the Borrower and the Lender, or any other parties, pertaining to the Liabilities;

          (b) Adjustment, etc.  Any adjustment, indulgence, forbearance, or
              ---------------
     compromise that might be granted or given by the Lender to the Borrower or the Guarantor;

          (c) Condition of Borrower or Guarantor.  The insolvency, bankruptcy,
              ----------------------------------
     arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of power of the Borrower or any other party at any time liable for the payment of all or part of the

     Liabilities; or any dissolution of the Borrower, or any sale, lease, or transfer of any or all of the assets of the Borrower or the Guarantor; or any reorganization of the Borrower or the Guarantor;

          (d) Invalidity of Liabilities.  The invalidity, illegality, or
              -------------------------
     unenforceability of all or any part of the Liabilities, or any document or agreement executed in connection with the Liabilities, for any reason whatsoever, including, without limitation, the fact that the Liabilities, or any part thereof, exceed the amount permitted by law, the act of creating the Liabilities or any part thereof is ultra vires, the officers, partners, or representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, the Borrower has valid defenses, claims, or offsets (whether at law, in equity or by agreement) which render the Liabilities wholly or partially uncollectible from the Borrower, the creation, performance, or repayment of the Liabilities (or the execution, delivery, and performance of any document or instrument representing part of the Liabilities or executed in connection with the Liabilities, or given to secure the repayment of the Liabilities) is illegal, uncollectible, legally impossible, or unenforceable, or the Credit Agreement or other Loan Documents or other instruments pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic;

          (e) Release of Obligors.  Any inadvertent or unintentional full or
              -------------------
     partial release of the liability of the Borrower on the Liabilities or any part thereof, or any full or partial release of the liability of any coguarantor, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Liabilities or any part thereof, it being recognized, acknowledged, and agreed by the Guarantor that the Guarantor may be required to pay the Liabilities in full without assistance or support of any other Person, and the Guarantor has not been induced to enter into this Guaranty Agreement on the basis of an understanding or agreement that other Persons will be liable to perform the Liabilities, or the Lender will look to other Persons to perform the Liabilities;

          (f) Other Security.  The taking or accepting of any other security,
              --------------
     collateral, or guaranty, or other assurance of payment, for all or any part of the Liabilities;

          (g) Release of Collateral, etc.  Any release, surrender, exchange,
              --------------------------
     subordination, deterioration, waste, loss, or impairment (including, without limitation, negligent, willful, unreasonable, or unjustifiable impairment) of any Collateral, Guarantor Collateral, Property or security, at any time existing in connection with or assuring or securing payment of, all or any part of the Liabilities;

          (h) Care and Diligence.  The failure of the Lender or any other Person
              ------------------
     to exercise diligence or reasonable care in the preservation, protection, enforcement, sale, or other handling or treatment of all or any part of such Collateral, Guarantor Collateral, Property, or security;

          (i) Status of Liens.  The fact that any Collateral, Guarantor
              ---------------
     Collateral, security, security interest, or Lien contemplated or intended to be given, created, or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or Lien, it being agreed by the Guarantor that the Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the Collateral and/or Guarantor Collateral;

          (j) Preference.  Any payment by the Borrower to the Lender is held to
              ----------
     constitute a preference under bankruptcy laws, or for any reason the Lender is required to refund such payment or pay such amount to the Borrower or some other Person; or

          (k) Other Actions Taken or Omitted.  Any other action taken or omitted
              ------------------------------
     to be taken with respect to the Credit Agreement, the other Loan Documents, the Liabilities, or the security and Collateral therefor, whether or not such action or omission prejudices the Guarantor or increases the likelihood that the Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it is the unequivocal intention of the Guarantor that the Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities.


                                   ARTICLE 3
                                   ---------

                        Representations and Warranties
                        ------------------------------

          Section 3.1  By Guarantor.  In order to induce the Lender to accept
                       ------------
this Guaranty Agreement, the Guarantor represents and warrants to the Lender (which representations and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

          (a) Benefit to the Guarantor.  (i) The Guarantor has determined that
              ------------------------
     it will benefit from the Loans extended to the Borrower pursuant to the Credit Agreement, and (ii) the Guarantor has further determined that it will benefit from its entry into, and performance of, the provisions of this Guaranty Agreement, and that such actions are in the best interests of the Guarantor;

          (b) Existence.  The Guarantor is a corporation duly organized, legally
              ---------
     existing, and in good standing under the laws of New Brunswick, Canada, and is duly qualified as a foreign corporation and is in good standing in all jurisdictions wherein the ownership of Property or the operation of its business necessitates same;

          (c) Power and Authorization.  The execution and delivery of this
              -----------------------
     Guaranty Agreement by the Guarantor and the performance of the obligations of the Guarantor under this Guaranty Agreement and the other Loan Documents to which it is a party are within the power of the Guarantor and have been duly authorized by all necessary corporate action;

          (d) Binding Obligations.  This Guaranty Agreement constitutes valid
              -------------------
     and binding obligations of the Guarantor, enforceable in accordance with its terms;

          (e) No Legal Bar or Resultant Lien.  The execution and delivery of
              ------------------------------
     this Guaranty Agreement by the Guarantor and the performance of the obligations of the Guarantor under this Guaranty Agreement and the other Loan Documents to which it is a party do not and will not (a) contravene or conflict with any Requirement of Law, (b) contravene or conflict with any indenture, instrument, or other agreement to which the Guarantor is a party or by which any Property of the Guarantor may be presently bound or encumbered, or (c) result in or require the creation or imposition of any Lien in, upon or of any Property of the Guarantor under any such indenture, instrument, or other agreement, other than pursuant to this Guaranty Agreement or the other Loan Documents to which it is a party;

          (f) No Consent.  The execution and delivery of this Guaranty Agreement
              ----------
     by the Guarantor and the performance of the obligations of the Guarantor under this Guaranty Agreement and the other Loan Documents to which it is a party do not require the consent or approval of any other Person, including, without limitation, any Governmental Authority;

          (g) Familiarity and Reliance.  The Guarantor is familiar with, and has
              ------------------------
     independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all Collateral intended to be created as security for payment of the Note and the Liabilities; provided, however, the Guarantor is not relying on such financial condition or the Collateral as an inducement to enter into this Guaranty Agreement;

          (h) No Representation.  Neither the Lender nor any other Person has
              -----------------
     made any representation, warranty, or statement to the Guarantor with regard to the Borrower or its financial condition in order to induce the Guarantor to execute this Guaranty Agreement;

          (i) Guarantor's Financial Condition.  As of the date hereof and after
              -------------------------------
     giving effect to this Guaranty Agreement and the contingent liability evidenced hereby, the Guarantor is and will be solvent, and has assets which, fairly valued, exceed the Indebtedness; and

          (j) Covenants.  Articles V and VI of the Credit Agreement in effect on
              ---------
     the date hereof are incorporated herein by reference, the same as if set forth herein verbatim.


                                   ARTICLE 4
                                   ---------

                                   Security
                                   --------

          Section 4.1  Grant of Security Interest.  As security for the
                       --------------------------
Guarantor's obligations hereunder, the Guarantor hereby grants to the Lender a security interest in, a general lien upon, and/or right of set-off against the following (collectively, the "Guarantor Collateral"): all money, instruments, securities, documents, chattel paper, credits, claims, demands, and any other property, rights, and interest of the Guarantor, which at any time shall come into the possession or custody or under the control of the Lender or any of its agents or affiliates, for any purpose, and shall include the proceeds, products, and accessions of and to any thereof. The Lender shall be deemed to have possession of any of the Guarantor Collateral in transit to or set apart for it or any of its agents or affiliates.

          Section 4.2  Rights.  The grant of the above security interest and
                       ------
Lien shall not in anyway limit or be construed as limiting the Lender to collect payment of the Guarantor's obligations hereunder only out of the Guarantor Collateral, but it is expressly understood that all such obligations shall constitute the absolute and unconditional obligations of the Guarantor. The Lender shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Guarantor Collateral.

                                   ARTICLE 5
                                   ---------

                                 Miscellaneous
                                 -------------

          Section 5.1  Successors and Assigns.  This Guaranty Agreement is and
                       ----------------------
shall be in every particular available to the legal representatives, successors, and assigns of the Lender, and in the event of an assignment of the Liabilities, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness, and is and shall always be fully binding upon the legal representatives, successors, and assigns of the Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty Agreement applies, may be actually advanced after any bankruptcy, receivership, reorganization, or other event affecting the Guarantor.

          Section 5.2  Reliance on Guaranty Agreement.  The Guarantor recognizes
                       ------------------------------
that the Lender is relying upon this Guaranty Agreement and the undertakings of the Guarantor hereunder in making an extension of credit to the Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement are material inducements to the Lender in entering into the Credit Agreement.

          Section 5.3  Full Review.  This Guaranty Agreement was reviewed by the
                       -----------
Guarantor and the Guarantor acknowledges that it (a) understands fully all of the terms of this Guaranty Agreement and the consequences and implications of the Guarantor's execution of this Guaranty Agreement, and (b) has been afforded an opportunity to have this Guaranty Agreement reviewed by, and to discuss the terms, consequences, and implications of this Guaranty Agreement with, an attorney or such other Persons as the Guarantor may have desired.

          Section 5.4  Notices.  Any notice or demand to the Guarantor under or
                       -------
in connection with this Guaranty Agreement shall be in writing and mailed by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to the Guarantor. All such communications shall be mailed, sent, or delivered to the Guarantor at the address of the Guarantor appearing on the records of the Lender. Any communication so addressed and mailed shall be deemed to be given when so mailed; any notice so sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged; any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, the Guarantor.

          Section 5.5  CONSTRUCTION.  THIS GUARANTY AGREEMENT IS A CONTRACT MADE
                       ------------
UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

          Section 5.6  JURISDICTION.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO
                       ------------
THIS GUARANTY AGREEMENT MAY BE INSTITUTED AT THE DISCRETION OF THE LENDER IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS. BY EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION (BOTH SUBJECT MATTER AND PERSONAL) OF SUCH COURT, AND IRREVOCABLY AND UNCONDITIONALLY WAIVES (A) ANY OBJECTION THE GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN SUCH COURT, AND
(B) ANY CLAIM THAT ANY ACTION OR PROCEEDING BROUGHT OF SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section 5.7  WAIVER OF RIGHTS TO JURY TRIAL.  THE GUARANTOR AND THE
                       ------------------------------
LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER EXTENDING CREDIT TO THE BORROWER.

          Section 5.8  ENTIRE AGREEMENT.  THIS GUARANTY AGREEMENT CONSTITUTES
                       ----------------
THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS GUARANTY AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

          EXECUTED this _____ day of October, 2000.


                              GUARANTOR:
                              ---------

                              PENDARIES PETROLEUM LTD.



                              By:__________________________________
                                    Name:
                                    Title:

                              LENDER:
                              ------

                              ULTRA RESOURCES, INC.



                              By:__________________________________
                                    Name:
                                    Title: